EXHIBIT 99.1




Security Capital Group Incorporated
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2001
(in thousands)


                                                   Impact of Sale of
               Assets                Pro Forma (a)    CarrAmerica     Pro Forma
-----------------------------------  ------------- -----------------  ---------
Investments, at equity:
   CarrAmerica Realty Corporation    $  672,836      $(672,836)(b)  $      -
   ProLogis Trust                       543,113            -            543,113
   Regency Centers Corporation          594,765        (36,304)(b)      558,461
   Security Capital European Realty     393,576            -            393,576
   Security Capital Research &
     Management:
       Security Capital Preferred
       Growth Incorporated               87,729            -             87,729
       SC-US Real Estate Shares          14,946            -             14,946
   Storage USA, Incorporated            269,338        (17,195)(b)      252,143
                                     ----------      ---------        ---------
                                      2,576,303       (726,335)       1,849,968
Real estate, less accumulated
  depreciation                          930,323         (7,977)(b)      922,346
Investments in publicly traded
  real estate securities,
  at market value                        10,087            -             10,087
                                     ----------     ----------        ---------
   Total real estate investments      3,516,713       (734,312)       2,782,401

Cash and cash equivalents               791,850        760,341 (c)    1,552,191
Intangible assets                        24,730        (12,469)(b)       12,261
Deferred income taxes                   165,287        (13,560)(d)      151,727
Other assets                            180,288            -            180,288
                                     ----------    -----------       ----------
   Total assets                      $4,678,868     $      -        $ 4,678,868
                                     ==========    ===========       ==========

Liabilities and Shareholders' Equity
------------------------------------
Lines of credit                      $     -        $      -        $      -
Mortgage and construction
notes payable                           334,109            -            334,109
Long-term debt                          799,728            -            799,728
6.5% Convertible debentures             221,268            -            221,268
Capital lease obligation                   -               -               -
Accounts payable and accrued expenses   180,718            -            180,718
                                     ----------     ----------      -----------
   Total liabilities                  1,535,823            -          1,535,823

Minority interests                       12,730            -             12,730

Shareholders' equity:
   Class A common shares                      9            -                  9
   Class B common shares                    929            -                929
   Series B preferred shares            257,642            -            257,642
   Additional paid-in capital         2,787,372            -          2,787,372
   Accumulated other comprehensive
     income (loss)                      (48,507)           -            (48,507)
   Retained earnings                    132,870            -            132,870
                                     ----------     ----------      -----------
     Total shareholders' equity       3,130,315            -          3,130,315
                                     ----------     ----------      -----------
     Total liabilities and
        shareholders' equity         $4,678,868     $      -        $ 4,678,868
                                     ==========     ==========      ===========

The accompanying notes are an integral part of the pro forma condensed consolidated financial statements

Security Capital Group Incorporated
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
Nine Months Ended September 30, 2001
(in thousands)


                                                 Impact of Sale of
                                   Pro Forma (a)    CarrAmerica     Pro Forma
                                   ------------- -----------------  ---------
Income:
   Property revenues                  $ 152,408     $      -        $ 152,408
   Equity in earnings (loss) of:
     Archstone Communities Trust           -               -             -
     CarrAmerica Realty
       Corporation                       28,840         (28,840)(e)      -
     ProLogis Trust                      39,550            -           39,550
     Regency Centers Corporation         43,433            -           43,433
     Security Capital European
       Realty                             9,737            -            9,737
     Security Capital U.S. Realty          -               -             -
     Security Capital Research &
       Management:
        Security Capital Preferred
          Growth Incorporated             5,356            -            5,356
        SC-US Real Estate Shares            499            -              499
     Storage USA, Inc.                   20,656            -           20,656
   Realized capital gains (losses)          (88)           -              (88)
   Interest and other income, net        23,057            -           23,057
                                      ---------     ----------      ---------
     Total income                       323,448        (28,840)       294,608(g)
                                      ---------     ----------      ---------

Expenses:
   Property expenses                     83,379            -           83,379
   General, administrative and
     other expenses, net of
     reimbursements from related
     parties                             26,456            -           26,456
   Depreciation and amortization         20,956            -           20,956
   Interest expense                      78,124            -           78,124
                                      ---------     ----------      ---------
     Total expenses                     208,915            -          208,915
                                      ---------     ----------      ---------

Earnings from operations before
  minority interest and
  income taxes                          114,533        (28,840)        85,693

   Minority interest in net
     earnings of subsidiaries            (3,074)           -           (3,074)
   Provision for income tax expense     (37,382)        10,094 (f)    (27,288)
                                      ---------     ----------      ---------
Earnings from operations                 74,077        (18,746)        55,331

   Preferred share dividends            (13,526)           -          (13,526)
                                      ---------     ----------      ---------
Net earnings from operations
  attributable to common shares       $  60,551     $  (18,746)     $  41,805(g)
                                      =========     ==========      =========

Weighted average common shares
  outstanding:
   Basic                                142,368                       142,368
                                      =========                     =========
   Diluted                              144,492                       144,492
                                      =========                     =========

Per share net earnings from operations
  attributable to common shares:
   Basic                              $    0.43                     $    0.29(g)
   Diluted                            $    0.42                     $    0.29(g)


The accompanying notes are an integral part of the pro forma condensed consolidated financial statements

Security Capital Group Incorporated
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
Year ended December 31, 2000
(in thousands)

                                                Impact of Sale of
                                  Pro Forma (a)    CarrAmerica     Pro Forma
                                  ------------- -----------------  ---------

Income:
   Property revenues                  $ 129,800    $     -         $ 129,800
   Equity in earnings (loss) of:
     Archstone Communities Trust            -            -               -
     CarrAmerica Realty Corporation      71,919     (71,919)(e)          -
     ProLogis Trust                      48,010          -            48,010
     Regency Centers Corporation         51,143          -            51,143
     Security Capital European Realty     2,284          -             2,284
     Security Capital Research &
       Management:
         Security Capital Preferred
           Growth Incorporated           23,412          -            23,412
         SC-US Real Estate Shares         6,883          -             6,883
     Storage USA, Inc.                   26,283          -            26,283
   Realized capital losses                 (459)         -              (459)
   Change in unrealized gain (loss)         533          -               533
   Financial Services Division revenue      -                            -
   Interest and other income, net        22,056          -            22,056
                                      ---------    ----------      ---------
       Total income                     381,864       (71,919)       309,945(g)
                                      ---------    ----------      ---------

Expenses:
   Property expenses                     38,227          -            38,227
   Financial Services Division expenses      -           -               -
   General, administrative and
     other expenses, net of
     reimbursements from related parties 48,565          -            48,565
   Depreciation and amortization         31,964          -            31,964
   Interest expense                     100,838          -           100,838
   Provision for loss on real estate         -           -               -
   Losses from disposition of real
     estate                              21,402          -            21,402
                                      ---------    ----------      ---------
      Total expenses                    240,996          -           240,996
                                      ---------    ----------      ---------

Earnings from operations before
  minority interest and income taxes    140,868       (71,919)        68,949

   Minority interest in net earnings
     of subsidiaries                     (5,277)         -            (5,277)
   Provision for income tax expense     (15,115)       25,172(f)      10,057
                                      ---------    ----------      ---------
Earnings from operations                120,476       (46,747)        73,729

   Preferred share dividends            (18,035)         -           (18,035)

Net earnings from operations          ---------    ----------      ---------
  attributable to common shares       $ 102,441    $  (46,747)     $  55,694(g)
                                      =========    ==========      =========
Weighted average common shares
  outstanding:
   Basic                                152,910                      152,910
                                      =========                    =========
   Diluted                              154,454                      154,454
                                      =========                    =========

Per share net earnings from
  operations attributable to
  common shares:
   Basic                              $    0.67                    $    0.36(g)
   Diluted                            $    0.66                    $    0.36(g)



The accompanying notes are an integral part of the pro forma condensed consolidated financial statements

                      Security Capital Group Incorporated
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
                               September 30, 2001
                                 (In thousands)

On November 16, 2001, Security Capital Group Incorporated (Security Capital) sold 9.2 million of its shares of CarrAmerica Realty Corporation (CarrAmerica) to CarrAmerica. On December 19, 2001, Security Capital sold its remaining 19.4 million shares of CarrAmerica in a secondary public offering. The proceeds, net of taxes and transaction costs, were $760.3 million. The following pro forma financial information has been prepared as if these transactions occurred on September 30, 2001, for balance sheet purposes. During 2001, Security Capital completed its combination with Security Capital U.S. Realty Incorporated (SC-U.S. Realty) on January 16, 2001, the sale of its remaining Archstone Communities Trust (Archstone) shares on February 28, 2001 and the sale of Homestead Village Incorporated (Homestead) on November 22, 2001. The pro forma statements of earnings for the nine months ended September 30, 2001 and the year ended December 31, 2000 have been prepared as if the combination with SC-U.S. Realty, the sale of Archstone shares, the sale of Homestead, and the sales of CarrAmerica shares occurred prior to January 1, 2000. The pro forma adjustments are as follows:

(a) See Exhibit 99.2 of the Form 8-K/A filed November 20, 2001, by Security Capital for a description of this pro forma column.

(b) Represents the elimination of the Company's investment in CarrAmerica and the adjustment to the carrying amounts of the company's investment in Regency and Storage USA, the real estate of City Center Retail Trust and the intangible assets of InterPark, by the amount of the excess sales price over the carrying amount of CarrAmerica. As allowed under generally accepted accounting principles, assets sold within one year of acquisition in a business combination for amounts different than the amount allocated for purchase accounting do not result in a gain or loss, but rather, result in an adjustment to the purchase price allocation.

(c)  Represents the net cash proceeds from the sales.

(d) Represents the elimination of the deferred tax asset related to the Security Capital's investment in CarrAmerica.

(e)  Represents the elimination of the equity in earnings of CarrAmerica.

(f) The provision for income tax benefit (expense) is based on the statutory tax rate of 35%.

(g) As a result of the sale of Archstone, CarrAmerica and Homestead shares, Security Capital will have cash on hand in excess of short-term borrowings. Under the U.S. Securities and Exchange Commission regulations governing the preparation of the pro forma financial statements, interest income from the use of proceeds from these sales is not considered to be an appropriate pro forma adjustment and, therefore, is not included in the pro forma financial statements. If interest income on cash proceeds in excess of short-term borrowings (using a rate of 3.0%) were included in the pro forma financial statements, Security Capital's pro forma income, net earnings from operations attributable to common shares, and per share net earnings attributable from operations to common shares would be as follows:


                                       Nine Months               Twelve Months
                                     Ended September            Ended December
                                        30, 2001                   31, 2000
                                     ---------------            --------------

      Total income                     $  322,046                 $  349,687
      Net earnings from operations
        attributable to common shares  $   59,640                 $   81,526

      Per share net earnings from
        operations attributable to
        common shares:
        Basic                          $     0.42                 $     0.53
        Diluted                        $     0.41                 $     0.53